Inventories	12 Months Ended
Dec. 31, 2021
Classes Of Inventories [Abstract]
Inventories
14.	Inventories

Inventories as at December 31 comprised the following (in thousands):

	2020	2021
Finished goods	$167,225	$278,345
Obsolete stock provision	(21,916)	(22,681)
Total inventories	$145,309	$255,664

The total cost of inventory recognized as an expense in the consolidated statement of operations was $516.2 million for the year ended December 31, 2021 (2020: $411.7 million, 2019: $232.6 million). The total provision against inventory in order to write down the balance to net recoverable value was $22.7 million for the year ended December 31, 2021 (2020: $ 21.9 million).